UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 4, 2008
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                            JAMES RIVER COAL COMPANY
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               (Exact Name of Registrant as Specified in Charter)

         Virginia                     000-51129                 54-1602012
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

      901 E. Byrd Street, Suite 1600, Richmond, Virginia           23219
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           (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:       (804) 780-3000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The Company today issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the fourth quarter and fiscal year ended December 31, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No.                          Description
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         99.1 Press release dated March 4, 2008 regarding fourth quarter earnings

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JAMES RIVER COAL COMPANY
                                (Registrant)


                                By: /s/ Samuel M. Hopkins II
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                                    Samuel M. Hopkins II
                                    Vice President and Chief Accounting Officer
Date:  March 4, 2008